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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 3, 2000
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                                VTEL CORPORATION
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             (Exact name of registrant as specified in its charter)



            Delaware                       0-20008               74-2415696
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(State or other jurisdiction of       (Commission File         (IRS Employer
         incorporation)                    Number)           Identification No.)

108 Wild Basin Road, Austin, Texas                                 78746
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:           (512) 437-2700
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                                (Not Applicable)
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(Former name or former address, if changed since last report)


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Item 5.  Other Events
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         The   Registrant  has  granted   non-exclusive   licenses  to  Polycom,
Inc.("Polycom") to use three of its patented technologies, and Polycom has agreed to a one time payment to the Registrant of $8.3 million as a fully paid up royalty in exchange for such license. In turn and without any payments by the Registrant, Polycom also has granted the Registrant a non-exclusive sublicense to its rights under its license agreement with Brown University pertaining to its single camera tracking technology. Through this technology exchange, the parties will have access to specified distinctive technologies of the other for use in their product offerings.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VTEL CORPORATION
                                  (Registrant)


Date: March 3, 2000               By:      /s/ Stephen Von Rump
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                                           Stephen Von Rump
                                           President and Chief Executive Officer


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